UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2026

INFLECTION POINT ACQUISITION CORP. V

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42518	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

167 Madison Ave, Suite 205 #1017

New York, NY 10016

(Address of principal executive offices, including zip code)

212-476-6908

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	IPEXU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	IPEX	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-fifth (1/5) of one Class A ordinary share upon the completion of the Company’s initial business combination	IPEXR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On September 24, 2026 and September 25, 2026, Inflection Point Acquisition Corp. V, a Cayman Islands exempted company ( “SPAC”) consummated its previously announced business combination (the “Business Combination”) pursuant to the terms of the business combination agreement (the “Business Combination Agreement”), dated as of October 13, 2025 (as amended by Amendment to the Business Combination Agreement, dated as of December 22, 2025, Second Amendment to the Business Combination Agreement, dated as of July 13, 2026, and Third Amendment to Business Combination Agreement, dated as of August 31, 2026) with GOWell Technology Limited, a Cayman Islands exempted company (the “GOWell”), GOWell Energy Technology, a Cayman Islands exempted company (“PubCo”), and IPCV Merger Sub Limited, a Cayman Islands exempted company (“Merger Sub”).

Pursuant to the Business Combination Agreement, (a) on September 24, 2026, SPAC has merged with and into PubCo, as a result of which the separate corporate existence of SPAC ceased and PubCo continued as the surviving company (the “First Merger” and the time of the First Merger, the “First Merger Effective Time”), and (b) on September 25, 2026, Merger Sub merged with and into GOWell, as a result of which the separate corporate existence of Merger Sub ceased and GOWell continued as the surviving company and a wholly-owned direct subsidiary of PubCo (the “Second Merger” and the time of the Second Merger, the “Second Merger Effective Time”).

Pursuant to the Business Combination Agreement, prior to the First Merger:

(1)	each unit of SPAC (“SPAC Unit”) that was issued and outstanding automatically detached into one Class A ordinary share, par value $0.0001, of SPAC (a “SPAC Class A Share”) and one right entitling the holder to one-fifth of one SPAC Class A Share upon the completion of SPAC’s initial business combination (a “SPAC Right”) (the separation of the SPAC Units into SPAC Class A Shares and SPAC Rights, the “Unit Separation”);

(2)	each Class B Ordinary Share, par value $0.0001 per share, of the SPAC that was issued and outstanding automatically converted into one SPAC Class A Share (the “SPAC Class B Conversion”); and

(3)	each SPAC Right that was issued and outstanding automatically exchanged for one-fifth of one SPAC Class A Share, with all fractional shares rounded down.

At the First Merger Effective Time, after giving effect to the Unit Separation, the SPAC Class B Conversion, and the exchange of the SPAC Rights pursuant to their terms:

(1)	SPAC effected the redemption of the SPAC Class A Shares issued as part of the SPAC Units issued in SPAC’s initial public offering (the “IPO,” and the SPAC Class A Shares issued therein, the “Public Shares”) that were validly submitted for redemption and not withdrawn;

(2)	each SPAC Class A Share (including the SPAC Class A Shares issued upon the Unit Separation, SPAC Class B Conversion, and upon exchange of the SPAC Rights, but not including any treasury shares, dissenting shares and Public Shares validly submitted for redemption and not withdrawn), which was issued and outstanding immediately prior to the First Merger Effective Time, was converted into the right to receive one ordinary share, par value $0.0001 per share, of PubCo (each, a “PubCo Ordinary Share”); and

(3)	each PubCo Ordinary Share that was issued and outstanding immediately prior to the First Merger Effective Time was irrevocably surrendered by the PubCo Sole Shareholder to PubCo for cancellation and for consideration equal to the subscription price that the PubCo Sole Shareholder paid for such PubCo Ordinary Share.

At the Second Merger Effective Time:

(1)	each ordinary share, par value $0.0001 per share, of GOWell (each, a “GOWell Ordinary Share”) that was issued and outstanding immediately prior to the Second Merger Effective Time was converted into the right to receive a number of PubCo Ordinary Shares equal to (i) that number of PubCo Ordinary Shares determined by dividing (x) $300,000,000 by (y) the price at which each Public Share may be redeemed (the “Redemption Price”), which, for purposes of this calculation pursuant to the Business Combination Agreement was subject to a cap of $10.50 per share; divided by (ii) the total number of GOWell Ordinary Shares issued and outstanding immediately prior to the Second Merger Effective Time;

(2)	each series A redeemable preference share, par value $0.0001, of GOWell (each, a “GOWell Preferred Share”, and a holder of such shares, a “GOWell Preferred Shareholder”) that was issued and outstanding immediately prior to the Second Merger Effective Time was converted into the right to receive a number of series A redeemable preference shares, par value $0.0001 per share, of PubCo equal to (i) the sum of (x) the aggregate amount, including any nominal value and any premium, paid or deemed to be paid to GOWell by or on behalf of the applicable GOWell Preferred Shareholder in connection with the issuance of such GOWell Preferred Share, and (y) any unpaid arrears of dividends or other amounts payable (including PIK dividends) in respect of such GOWell Preferred Share, divided by (ii) the Redemption Price;

(3)	each warrant to purchase GOWell Ordinary Shares that was issued and outstanding immediately prior to the Second Merger Effective Time was converted into the right to receive a warrant exercisable for a number of PubCo Ordinary Shares equal to the product of (A) the quotient of (x) the aggregate Stated Value (as such term is defined in GOWell’s amended and restated memorandum and articles of association in effect immediately prior to the Second Merger (the “GOWell Articles”)) attributable to the applicable PIPE Investor’s GOWell Preferred Shares immediately prior to the Second Merger, divided by (y) the Conversion Price (as such term is defined in the GOWell Articles) applicable to such GOWell Preferred Share, multiplied by (B) 0.5;

(4)	each GOWell Ordinary Share subject to vesting, forfeiture, or other restrictions (each, a “GOWell Restricted Share”) that was outstanding and unvested immediately prior to the Second Merger Effective Time was automatically assumed and converted into one PubCo Ordinary Share subject to vesting, forfeiture, or other restrictions (each, a “PubCo Restricted Share”) on the same terms and conditions as were in effect with respect to each such award of GOWell Restricted Shares immediately prior to the Second Merger Effective Time; and

(5)	each ordinary share, par value $1.00 per share, of Merger Sub that was issued and outstanding immediately prior to the Second Merger Effective Time was automatically converted into and become one validly issued, fully paid and non-assessable ordinary share of GOWell.

As a result of the Business Combination, SPAC’s securityholders became securityholders of PubCo. The PubCo ordinary shares will begin trading on The Nasdaq Stock Market LLC (“Nasdaq”) under the ticker symbol “GOW” on September 28, 2026.

Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meaning set forth in the Business Combination Agreement. The description of the Business Combination Agreement and related transactions (including, without limitation, the Business Combination) in this Current Report on Form 8-K does not purport to be complete and is subject, and qualified in its entirety by reference to, the full text of the Business Combination Agreement, which is attached as Annex A to the definitive proxy statement on Schedule 14A filed by SPAC with the U.S. Securities and Exchange Commission (the “SEC”) on August 12, 2026, as supplemented by the disclosures set forth in the Current Report on Form 8-K filed by SPAC with the SEC on August 31, 2026 (collectively, the “Proxy Statement”).

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

On September 25, 2026, in connection with the Closing, PubCo, Hegro, the Sponsors, Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, Seaport Global Securities LLC, SPAC, the PIPE Investors, and the other parties signatory thereto (each, a “Holder”) entered into a Registration Rights Agreement (the “New Registration Rights Agreement”), pursuant to which PubCo will, from time to time, register for resale the PubCo Ordinary Shares held by the Holders immediately following the Closing, any PubCo Ordinary Shares that may be acquired upon the exercise, conversion, or redemption of any derivative security held by the Holders immediately following the Closing, any equity securities that are “restricted securities” or held by an “affiliate” (each as defined in Rule 144 under the Securities Act), any of the PubCo Restricted Shares which were granted to Holders, and any other equity security issued in a share dividend, share split, or similar transaction.

The foregoing description of the New Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the New Registration Rights Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

As previously disclosed, in connection with the extraordinary general meeting of the shareholders of SPAC, which extraordinary general meeting was held on September 3, 2026 (the “Extraordinary General Meeting”), the holders of the Public Shares issued as part of the IPO had the right to elect to redeem all or a portion of their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO. An aggregate of 1,055,858 Public Shares were redeemed in connection with the Business Combination, at a per share price of approximately $10.63, for an aggregate redemption payment of approximately $11 million.

PubCo is a foreign private issuer. The information that would be required by Item 2.01(f) of Form 8-K with respect to PubCo following the Business Combination will be included in a shell company report on Form 20-F to be filed by PubCo with the SEC within four business days following the Closing.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein in its entirety.

On September 25, 2026, in connection with the consummation of the Business Combination, PubCo, as successor by merger to SPAC, notified Nasdaq that the Business Combination had become effective and requested that Nasdaq (i) suspend trading of the SPAC units, Class A ordinary shares, and rights effective as of the close of trading on September 25, 2026 and (ii) file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist SPAC’s units, Class A ordinary shares, and rights under Section 12(b) of the Exchange Act. PubCo, as successor by merger to SPAC, intends to file a certification on Form 15 with the SEC in order to complete the deregistration of SPAC’s securities and suspend SPAC’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

At the Second Merger Effective Time, in consideration for the Second Merger, PubCo issued 33,446,251 PubCo Ordinary Shares to the former holders of GOWell Ordinary Shares and certain other persons, 5,602,241 GOWell Preferred Share to the former GOWell Preferred Shareholders, and warrants exercisable for 2,450,980 PubCo Ordinary Shares to the former holders of warrants to purchase GOWell Ordinary Shares. Such securities were not registered under the Securities Act of 1933, as amended (the “Securities Act”), and were issued in reliance upon the exemptions from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation S promulgated thereunder.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01 and 3.01 above and Items 5.01 and 5.03 below of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

At the time of the First Merger and as a result of the Business Combination, SPAC merged with and into PubCo, as a result of which the separate corporate existence of SPAC ceased and PubCo continued as the surviving company.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

In connection with the consummation of the Business Combination, each of Michael Blitzer, Zikang Wu, Kevin Shannon, William Denkin, Steven Tannenbaum, and Carolyn Trabuco ceased to be a director and/or officer of SPAC.

Following the consummation of the Business Combination, Xi Zhang, Wenhua Liu, Guillaume Borrel, Kevin Shannon, Anna Jones, Wendy Hayes, and Imran Kizilbash were appointed to serve as directors of PubCo, and the board of directors of PubCo appointed the following officers: Guillaume Borrel as Chief Executive Officer, Adrian Mendoza as Chief Operating Officer, Mike Reed as Chief Financial Officer, Kevin Colby as General Counsel, and Sébastien Roche as Chief Technology Officer.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

In connection with the consummation of the Business Combination, SPAC has ceased to exist and PubCo continued as the surviving entity from and after the effective time of the First Merger. PubCo adopted the amended and restated memorandum and articles of association of PubCo which is substantially in the form as described in the Proxy Statement.

Item 7.01. Regulation FD Disclosure.

On September 25, 2026, SPAC and GOWell issued a joint press release announcing the closing of the Business Combination. The press release is furnished hereto as Exhibit 99.1 and incorporated by reference into this Item 7.01.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits
10.1	Registration Rights Agreement dated September 25, 2026, among GOWell Energy Technology, Inflection Point Acquisition Corp. V, and other parties thereto
99.1	Press Release.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2026
GOWELL ENERGY TECHNOLOGY as successor by merger to Inflection Point Acquisition Corp. V

By:	/s/ Guillaume Borrel
	Name:	Guillaume Borrel
	Title:	Chief Executive Officer